Exhibit 10.15

LOCK-UP LETTER AGREEMENT

BARCLAYS CAPITAL INC.

MORGAN STANLEY & CO. LLC

As Representatives of the several

  Underwriters named in Schedule I

  to the Underwriting Agreement,

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of shares (the “Stock”) of Common Stock, par value $0.01 per share (the “Common Stock”), of NEP Group, Inc., a Delaware corporation (the “Company”), and that the Underwriters propose to reoffer the Stock to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Barclays Capital Inc. and Morgan Stanley & Co. LLC, on behalf of the Underwriters, the undersigned will not, directly or indirectly, for a period commencing on the date hereof and ending on the 180th day after the date of the Prospectus relating to the Offering (as such may be extended pursuant to the terms hereof, the “Lock-up Period”) (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”) and shares of Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock (other than the Stock), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or (3) publicly disclose the intention to do any of the foregoing; provided, that notwithstanding anything else to the contrary in this Lock-Up Letter Agreement, the undersigned may, upon the terms and subject to the conditions of the Underwriting Agreement, sell to the

Underwriters such amount of Stock as is set forth next to the name of the undersigned in Schedule B to the Underwriting Agreement. In addition, the undersigned agrees that, without the prior written consent of Barclays Capital Inc. and Morgan Stanley & Co. LLC, on behalf of the Underwriters, it may, during the Lock-Up Period, only make a demand or request for, or exercise any right with respect to, or take any action in preparation of, the registration by the Company under the Securities Act of 1933, as amended (the “Securities Act”) to the extent that (i) no transfer of the undersigned’s shares of Common Stock registered pursuant to the exercise of any such right and no registration statement shall be filed under the Securities Act with respect to any of the undersigned’s shares of Common Stock during the Lock-up Period and (ii) no public announcement of the demand or request shall be made prior to the expiration of the Lock-up Period.

The foregoing paragraph shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in the open market after the completion of the Offering, (b) bona fide gifts, sales, charitable contributions or other dispositions of shares of any class of the Company’s capital stock; provided, that it shall be a condition to any transfer pursuant to this clause (b) that (i) the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto and (ii) the undersigned notifies Barclays Capital Inc. and Morgan Stanley & Co. LLC at least two business days prior to the proposed transfer or disposition, (c) the exercise of warrants, the conversion of convertible securities or the exercise of stock options granted pursuant to the Company’s or its affiliates’ stock option/incentive plans or otherwise outstanding on the date hereof; provided, that the restrictions of this Lock-Up Letter Agreement shall apply to shares of Common Stock issued upon such exercise or conversion, (d) the establishment of any contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided, however, that no sales of Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock, shall be made pursuant to a Rule 10b5-1 Plan prior to the expiration of the Lock-up Period; provided further, that the Company is not required to report the establishment of such Rule 10b5-1 Plan in any public report or filing with the Commission under the Exchange Act during the Lock-up Period and does not otherwise voluntarily effect any such public filing or report regarding such Rule 10b5-1 Plan, (e) transfers of Common Stock to any beneficiary of the undersigned or any trust, limited liability company, partnership or corporation for the direct or indirect benefit of the undersigned; provided, that the transferee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee were a party hereto, or (f) withholdings by, or transfers, sales or other dispositions of Common Stock to, the Company or its affiliates in connection with the “net” or “cashless” exercise of, or to satisfy the withholding tax obligations (including estimated taxes) of the undersigned in connection with the “net” or “cashless” exercise or vesting of, Common Stock, profits interests, restricted stock, restricted stock units, profits units or other equity-based awards; provided, that it shall be a condition to any transaction pursuant to clauses (a), (b), (e) or (f) above that each party (transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act and the Exchange Act) to make, and shall agree to not voluntarily make, any filing with the Commission or public announcement of the transaction prior to the expiration of the Lock-up Period (other than a filing on Form 5 made when required).

Notwithstanding the foregoing, if the undersigned is a corporation, partnership, limited liability company or other entity, (A) such corporation, partnership, limited liability company or other entity may transfer the undersigned’s Common Stock to another corporation, partnership, limited liability company or other entity that is an affiliate (as defined under Rule 12b-2 of the Exchange Act) of the undersigned or (B) such corporation, partnership, limited liability company or other entity may make any distribution or dividend to equity holders (including, without limitation, general or limited partners, members, stockholders or affiliates) of the undersigned (including upon the liquidation and dissolution of the undersigned pursuant to a plan of liquidation approved by the undersigned’s equity holders); provided, that it shall be a condition to the transfer that each party (transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act and the Exchange Act) to make, and shall agree to not voluntarily make, any filing with the Commission or public announcement of the transfer prior to the expiration of the Lock-up Period (other than a filing on Form 5 made when required); provided, further, that it shall be a condition to any transfer pursuant to this clause that the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement to the same extent as if the transferee/donee were a party hereto.

In addition, the undersigned shall be permitted to make transfers, sales, tenders or other dispositions of the undersigned’s Common Stock to a bona fide third party pursuant to a tender or exchange offer for securities of the Company or other transaction, including, without limitation, a merger, consolidation or other business combination, involving a Change in Control (as defined in the credit agreements of the Company) that, in each case, has been approved by the board of directors of the Company (including, without limitation, entering into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of the undersigned’s Common Stock in connection with any such transaction, or vote any of the undersigned’s Common Stock in favor of any such transaction); provided, that all of the undersigned’s Common Stock subject to this Lock-Up Letter Agreement that are not so transferred, sold, tendered or otherwise disposed of remain subject to this Lock-Up Letter Agreement; and provided, further, that it shall be a condition of transfer, sale, tender or other disposition that if such tender offer or other transaction is not completed, any of the undersigned’s Common Stock subject to this Lock-Up Letter Agreement shall remain subject to the restrictions herein.

If the undersigned is an officer or director of the Company, (i) the undersigned agrees that the foregoing provisions shall be equally applicable to any issuer-directed Stock, as referred to in FINRA Rule 5131(d)(2)(A) that the undersigned may purchase in the Offering pursuant to an allocation of Stock that is directed in writing by the Company, (ii) each of Barclays Capital Inc. and Morgan Stanley & Co. LLC agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, Barclays Capital Inc. and Morgan Stanley & Co. LLC will notify the Company of the impending release or waiver and (iii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by issuing a press release through a major news service (as referred to in FINRA Rule 5131(d)(2)(B)) at least two business days before the effective date of the release or waiver. Any release or waiver granted by Barclays Capital Inc. and Morgan Stanley & Co. LLC hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if both (a) the release or waiver is effected solely to permit a transfer not for consideration, and (b) the transferee has agreed in writing to be bound by the same terms described in this letter that are applicable to the transferor, to the extent and for the duration that such terms remain in effect at the time of the transfer.

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, the Selling Stockholders named therein and the Underwriters.

This Lock-Up Letter Agreement shall automatically terminate and the undersigned shall be released from its obligations under this Lock-Up Letter Agreement upon the earlier to occur, if applicable of (1) termination of the Underwriting Agreement (other than the provisions thereof which survive termination) prior to payment for and delivery of the Stock, (2) December 31, 2015, in the event that the Underwriting Agreement has not been executed by that date, (3) notification in writing by the Company to each of Barclays Capital Inc. and Morgan Stanley & Co. LLC, made prior to the execution of the Underwriting Agreement, that the Company does not intend to proceed with the Offering, (4) filing with the Commission of a request for withdrawal of the registration statement relating to the Offering or a public announcement of the termination of the Offering by the Company or (5) Barclays Capital Inc. and Morgan Stanley & Co. LLC advising the Company in writing prior to the execution of the Underwriting Agreement that it has determined not to proceed with the Offering.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:

Dated:

[Signature page to NEP IPO lock-up]

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